EXHIBIT 99.3

FORM OF

STOCKHOLDER AGREEMENT

between

BRITISH TELECOMMUNICATIONS PLC

and

[                ]

Dated as of November 8, 2004

STOCKHOLDER AGREEMENT dated as of November 8, 2004 (this Agreement), between BRITISH TELECOMMUNICATIONS PLC, a company incorporated in England and Wales (Parent), and [                ], (Stockholder).

WHEREAS Parent, Blue Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (Merger Sub), and Infonet Services Corporation, a Delaware corporation (the Company), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the Merger Agreement; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Merger Sub with and into the Company (the Merger), upon the terms and subject to the conditions set forth in the Merger Agreement; and

WHEREAS Stockholder owns the number of shares of Class B Common Stock, par value $0.01 per share, of the Company (the Company Common Stock) set forth on Schedule A attached hereto (such shares of Company Common Stock, together with any other shares of capital stock of the Company acquired by Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the Subject Shares); and

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has requested that Stockholder enter into this Agreement;

NOW, THEREFORE, to induce Parent to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the premises and the representations, warranties and agreements contained herein, the parties agree as follows:

1. Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Parent as of the date hereof and as of the Effective Time in respect of itself as follows:

(a) Authority. Stockholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Stockholder, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Stockholder and no other action on the part of Stockholder is necessary to approve this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Stockholder and constitutes a valid and binding obligation of Stockholder enforceable against Stockholder in accordance with its terms, except as the same may be limited by or subject to bankruptcy, insolvency, reorganization, moratorium or similar laws, as now or hereafter in effect, relating to creditors’ rights generally and general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or to increased, additional accelerated or guaranteed right or entitlements of any person under, or result in the creation of any lien in or upon any of the properties or assets of Stockholder under, any trust agreement, loan or credit agreement, bond, debenture, note mortgage, indenture, lease or other contract, commitment, agreement, instrument, arrangement, understanding, obligation, undertaking, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to Stockholder or to Stockholder’s property or assets, except for any such conflicts, violations, breaches, defaults, rights, losses, entitlements or liens that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay Stockholder’s performance of its obligations under this Agreement. If Stockholder is married and the Subject Shares constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Stockholder’s spouse. No trust of which Stockholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby.

(b) The Subject Shares. Stockholder is the record and beneficial owner of, or is trustee of a trust that is the record holder of, and whose beneficiaries are the beneficial owners of, and has good and marketable title to, the Subject Shares on Schedule A, free and clear of any claims, liens, encumbrances and security interests whatsoever. Stockholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares on Schedule A. Stockholder has the sole right to vote such Subject Shares, and none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Subject Shares, except as contemplated by this Agreement.

2. Representations and Warranties of Parent. Parent hereby represents and warrants to Stockholder as of the date hereof and as of the Effective Time as follows: that Parent has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Parent and no other corporate proceedings on the part of Parent are necessary to approve this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable against Parent in accordance with its terms, except as the same may be limited by or subject to bankruptcy, insolvency, reorganization, moratorium or similar laws, as now or hereafter in effect, relating to creditors’ rights generally and general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or to increased, additional accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any lien in or upon any of the properties or assets of Parent under, the charter or other organizational documents of Parent, any trust agreement, loan or credit agreement, note bond, debenture, note, mortgage, indenture, lease or other contract, commitment, agreement, instrument, arrangement, understanding, obligation, undertaking, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to Parent or to Parent’s property or assets. Each of Paul A. Galleberg and Akbar H. Firdosy (collectively, the Other Senior Executives) and each of the holders of Company Class A Common Stock is simultaneously executing and delivery to Parent a Stockholder Agreement in form and substance substantially identical to this Agreement (collectively, the Other Stockholder Agreements), it being understood that there are differences between the Other Stockholder Agreements executed by the Stockholder and the Other Senior Executives and the Other Stockholder Agreements executed by holders of Class A Common Stock.

3. Covenants.

(a) Until the termination of this Agreement in accordance with Section 7, Stockholder agrees as follows:

(i) At any meeting of stockholders of the Company called to vote upon the Merger and the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger and the Merger Agreement is sought, Stockholder shall, including by executing a written consent or otherwise participating in a written consent solicitation (to the extent such an action by written consent would be permitted by Section 5.12 of the Merger Agreement, applicable law, the Company’s Restated Certificate of Incorporation and Amended and Restated Bylaws, and the rules and regulations of the New York Stock Exchange) if requested by Parent, vote (or cause to be voted) the Subject Shares (and each class thereof) in favor of the Merger, the adoption by the Company of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement. Notwithstanding the immediately preceding sentence or anything else in this Agreement to the contrary, Stockholder shall not be required to take any action by written consent or to initiate any written consent solicitation with respect to the Merger or the Merger Agreement (and no proxy to act by written consent (as distinguished from a proxy to vote at the

Stockholders Meeting) is given by Stockholder under Section 4(a) of this Agreement) unless, within 14 days after the staff of the SEC has indicated to the Company that it either (i) will not review the Proxy Statement or (ii) (if the Proxy Statement is reviewed) has no further comments, the Company has not mailed the Proxy Statement to the Company’s stockholders; provided, further, Stockholder shall not be required to take any action by such a written consent or to initiate such a written consent solicitation (and no such proxy is given) if a Takeover Proposal has been made and the Board of Directors of the Company (or the Special Committee, as applicable) is in the process of (i) furnishing information to, or participating in discussions or negotiations with, the Person making the Takeover Proposal in accordance with Section 4.2(a) of the Merger Agreement or (ii) considering in accordance with Section 4.2(b) of the Merger Agreement whether to terminate the Merger Agreement pursuant to Section 7.1(g) thereof to accept a Superior Proposal. The obligation set forth in this Section 3(a)(i) shall continue in full force and effect if the Merger Agreement is amended or otherwise modified in accordance with the terms of the Merger Agreement so long as such amendment or other modification does not reduce the amount of the Merger Consideration or provide that the Merger Consideration shall be payable otherwise than in cash. For the avoidance of doubt, Stockholder shall have no obligation under this Section 3(a)(i) or otherwise to vote in favor of the Merger, the Merger Agreement or the other transactions that it contemplates if the Merger Agreement is amended or otherwise modified, or purportedly amended or otherwise modified, in any manner that is inconsistent with the immediately preceding sentence.

(ii) At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which Stockholder’s vote, consent or other approval is sought, Stockholder shall vote (or cause to be voted) the Subject Shares (and each class thereof) against (A) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, tender offer, exchange offer, business combination, sale of substantial assets, reorganization, recapitalization, joint venture, license of Intellectual Property Rights, dissolution, liquidation or winding up of or by the Company or any other Takeover Proposal (an Alternative Transaction) and (B) any amendment of the Company’s certificate of incorporation or by-laws or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of any class of Company Common Stock (a Frustrating Transaction). Stockholder further agrees not to commit or agree to take any action inconsistent with the foregoing.

(iii) Stockholder agrees not to (A) sell, transfer, pledge, assign or otherwise dispose of (including by gift, merger or otherwise by operation of law) (collectively, Transfer), or enter into any contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, the Subject Shares to any person other than pursuant to the terms of the Merger, or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, in connection with, directly or indirectly, any Alternative Transaction.

(iv) Stockholder shall not, nor shall it permit any investment banker, attorney or other adviser or representative of Stockholder to, (A) directly or indirectly solicit, initiate, or take any other action knowingly to facilitate any Alternative Transaction or (B) directly or indirectly enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, any Alternative Transaction.

(v) Stockholder shall use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement.

(b)(i) In the event that the Merger Agreement shall have been terminated under circumstances where Parent is or may become entitled to receive the Termination Fee, Stockholder shall pay to Parent on demand an amount equal to 100% of the Profit (determined in accordance with Section 3(b)(ii)) of Stockholder from the consummation of any Alternative Transaction for which a definitive agreement is entered into within one year of such termination. Notwithstanding the foregoing, Stockholder’s obligation pursuant to the preceding sentence shall be reduced by such Stockholder’s Pro Rata Portion of the Rebate Amount. As used herein, the Rebate Amount shall mean 50% of the aggregate Profit realized by the Stockholder and each Person executing an Other Stockholder Agreement from the consummation of any Alternative Transaction; provided, however, that the Rebate Amount shall not exceed $35 million in the aggregate. As used herein, the Pro Rata Portion means the fraction equal to the total number of shares of Company Common Stock held by Stockholder as of the date of this Agreement divided by the total number of shares of Company Common Stock held on the date of this Agreement by each Person executing a Stockholder Agreement or an Other Stockholder Agreement.

(ii) For purposes of this Section 3(b), the Profit of Stockholder from any Alternative Transaction shall equal (A) the aggregate consideration received by Stockholder pursuant to such Alternative Transaction, valuing any non-cash consideration (including any residual interest in the Company) at its fair market value on the date of such consummation, plus (B) the fair market value, on the date of disposition, of all Subject Shares of Stockholder disposed of after the termination of the Merger Agreement and prior to the date of such consummation, less (C) the fair market value of the aggregate consideration that would have been issuable or payable to Stockholder if it had received the Merger Consideration pursuant to the Merger Agreement as originally executed for each of the Subject Shares.

(iii) In the event that (x) prior to the Effective Time, a Takeover Proposal shall have been made and (y) the Effective Time of the Merger shall have occurred and Parent for any reason shall have increased the amount of Merger Consideration payable over that set forth in the Merger Agreement in effect on the date hereof (the Original Merger Consideration), Stockholder shall pay to Parent on demand an amount in cash equal to the product of (i) the number of Subject Shares of Stockholder and (ii) 100% of the excess, if any, of (A) the per share cash consideration or the per share fair market value of any non-cash consideration, as the case may be, received by Stockholder as a result of the Merger, as amended, determined as of the Effective Time of the Merger, over (B) the fair market value of the Original Merger Consideration determined as of the time of the first increase in the amount of the Original Merger Consideration.

(iv) For purposes of this Section 3(b), the fair market value of any non-cash consideration consisting of:

(A) a security listed on a national securities exchange or quoted on Nasdaq shall be equal to the average closing price per share of such security as reported on such national securities exchange or Nasdaq for the five trading days after the date of determination; and

(B) consideration other than cash or securities of the form specified in clause (A) of this Section 3(b)(iv) shall be determined by a nationally recognized independent investment banking firm mutually agreed upon by the parties within 10 business days of the event requiring selection of such banking firm; provided, however, that if the parties are unable to agree within two Business Days after the date of such event as to such investment banking firm, then the parties shall each select one firm, and those firms shall together select a third investment banking firm, which third firm shall make such determination; provided further, that the fees and expenses of such investment banking firm(s) shall be borne equally by Parent, on the one hand, and Stockholder, on the other hand. The determination of the investment banking firm shall be final and binding upon the parties.

(v) If some or all of the consideration received by Stockholder in an Alternative Transaction or as part of the Merger Consideration consists of non-cash consideration, then Stockholder shall have the option of satisfying up to the same proportion of its obligations under this Section 3(b) as the non-cash consideration represented of the total consideration in the Alternative Transaction or the total Merger Consideration through the delivery of such non-cash consideration to Parent based on the fair market value thereof. Any payment of Profit under this Section 3(b) shall (x) if paid in cash, be paid by wire transfer of same day funds to an account designated by Parent and (y) if paid through a transfer of non-cash consideration, be paid through delivery of such non-cash consideration to Parent, suitably endorsed for transfer.

(f) To the extent permitted by applicable law, Stockholder hereby waives any rights to appraisal or rights to dissent from the Merger that it may have under applicable law.

4. Grant of Irrevocable Proxy; Appointment of Proxy.

(a) Without in any way limiting Stockholder’s right to vote the Subject Shares in its sole discretion on any other matters that may be submitted to a stockholder vote, consent or other approval (including by written consent), Stockholder hereby irrevocably grants to, and appoints, Parent and Peter Cross and Nigel Paterson in their respective capacities as designees of Parent, and any individual who shall hereafter succeed to any such office of Parent, and each of them individually, Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Stockholder, to vote Stockholder’s Subject Shares, or grant a consent or approval in respect of such Subject Shares, in accordance with, and subject to the limitations of, Sections 3(a)(i) and 3(a)(ii). The proxy set forth in this Section 4 shall terminate automatically without any further action by any party hereto upon the termination of the Merger Agreement or this Agreement in accordance with their respective terms.

(b) Stockholder represents that any proxies heretofore given in respect of Stockholder’s Subject Shares are not irrevocable, and that all such proxies have been heretofore or are hereby revoked.

(c) Stockholder hereby affirms that the irrevocable proxy granted in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby further affirms that such irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL.

5. Further Assurances. Stockholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

6. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated, in whole or in part (except by operation of law), by any of the parties without the prior written consent of the other parties hereto, except that Parent may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly owned subsidiary of Parent. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.

7. Termination. This Agreement shall terminate automatically, without any further action by any party hereto upon the earliest to occur of (a) the Effective Time of the Merger, (b) the termination of the Merger Agreement in accordance with its terms and (c) any amendment or other modification of the Merger Agreement that reduces the amount of the Merger Consideration or provides that the Merger Consideration shall be payable otherwise than in cash; provided, however, that this Agreement shall not terminate if the Company is in breach of its obligations under the Merger Agreement or Stockholder is in breach of its obligations under this Agreement at such time. Notwithstanding the foregoing, Section 3(b), this Section 7 and Section 8 of this Agreement shall survive a termination of this Agreement pursuant to (a) or (b) above in this Section 7 until the date that is 2 years following the date of such termination.

8. General Provisions.

(a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

(b) Notice. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given upon receipt (or upon the next succeeding Business Day if received after 5 p.m. local time on a Business Day or if received on a Saturday, Sunday or holiday) to Parent in accordance with Section 8.2 of the Merger Agreement and to Stockholder at its address set forth on Schedule A (or at such other address for a party as shall be specified by like notice).

(c) Interpretation. When a reference is made in this Agreement to a Section or Subsection, such reference shall be to a Section or Subsection of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “or” is not exclusive. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented, except as otherwise specified herein. References to a person are also to its permitted successors and assigns.

(d) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

(e) Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto (and their respective successors and assigns) any rights or remedies hereunder. Nothing in this Agreement shall be considered “consent” to any “Change of Control” under Stockholder’s existing Executive Employment Agreement with the Company (it being understood that nothing contained in this Agreement affects the validity of the Preliminary Agreement, dated as of November 8, 2004, between Stockholder and Parent).

(f) Governing Law. This Agreement (and any claims or disputes arising out of or related thereto or to the transactions contemplated thereby or to the inducement of any party to enter therein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall in all respects be governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance, in each case without reference to any conflict of law rules that might lead to the application of the laws of any other jurisdiction.

9. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party shall be entitled to an injunction or injunctions or other appropriate equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any New York State court sitting in New York County or, if subject matter jurisdiction exists, in the United States District Court for the Southern District of New York, this being in addition to any other remedy to which such party is entitled at law or in equity, and each of the parties hereby waives in any such proceeding the defense of adequacy of a remedy at law and any requirement for the securing or posting of any bond or any other security relating to such equitable relief. In addition, each of the parties hereto (a) submits to the personal jurisdiction of any New York State court sitting in New York County or the United States District Court for the Southern District of New York in the event any dispute (whether in contract, tort or otherwise) arises out of this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement in any court other than any New York State court sitting in New York County or, if subject matter jurisdiction exists, in the United States District Court for the Southern District of New York and (d) waives any right to trial by jury with respect to any action related to or arising out of this Agreement.

10. Public Announcements. If Stockholder determines to make an announcement of the transactions contemplated by this Agreement or the Merger Agreement, the initial such announcement made by Stockholder will be in the form mutually agreed between Parent and Stockholder.

11. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the maximum extent possible.

12. Stockholder Capacity.

(a) No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his or her capacity as such director or officer. Stockholder signs solely in his or her capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial holders of, the Subject Shares and nothing herein shall limit or affect any actions taken by Stockholder in his or her capacity as a director or officer of the Company.

(b) Nothing in this Agreement shall be deemed to impose any obligation, restriction, limitation or liability on Stockholder as a result of any action or inaction of any other stockholder of the Company, including, without limitation, in connection with any Other Stockholder Agreement.

IN WITNESS WHEREOF, Parent has caused this Agreement to be signed by its officer thereunto duly authorized and Stockholder has signed this Agreement, all as of the date first written above.

BRITISH TELECOMMUNICATIONS PLC

By:
Name:
Title:

[ ]

SCHEDULE A

Stockholder	Number of Shares of Company Class B Common Stock held	Total Number of Subject Shares held
José A. Collazo	3,234,259	3,234,259
c/o Infonet Services Corporation
2160 East Grand Avenue
El Segundo, CA 90245

Akbar H. Firdosy	507,300	507,300
c/o Infonet Services Corporation
2160 East Grand Avenue
El Segundo, CA 90245

Paul A. Galleberg	24,632	24,632
c/o Infonet Services Corporation
2160 East Grand Avenue
El Segundo, CA 90245